For more information, contact:
McCall Butler
Mobile: 917-209-5792
E-mail: mbutler@attnews.us

Record Wireless Gains, Double-Digit
Growth in IP-Based Revenues, Strong Cash Flow
Highlight AT&T's Third-Quarter Results

▪	$0.54 diluted EPS compared with $0.55 for the year-earlier third quarter and $0.54 in the second quarter of 2009

▪
2.0 million increase in total wireless subscribers – highest third-quarter net gain in the company’s history – to reach 81.6 million, up 6.7 million over the past year; 1.4 million retail postpaid wireless net adds in the quarter

▪	Best-ever third-quarter postpaid wireless subscriber churn of 1.17 percent and record-low total subscriber churn of 1.43 percent

▪
Postpaid wireless subscriber ARPU (average monthly revenues per subscriber) up 3.8 percent versus the year-earlier quarter and up 1.7 percent sequentially; seventh consecutive quarter with a year-over-year increase in postpaid ARPU

▪
4.3 million postpaid 3G integrated wireless devices added to AT&T’s network, the largest quarterly increase in the company’s history; integrated device growth included 3.2 million iPhone activations, also the company’s largest quarterly total to date (integrated devices are handsets with QWERTY or virtual keyboards in addition to voice functionality)

▪
33.6 percent increase in wireless data revenues to $3.6 billion, more than double the company’s total in the third quarter two years earlier, driven by growth in data plans and increased customer usage of Internet access, messaging and related services

▪	240,000 net gain in AT&T U-verseSM TV subscribers – up from 232,000 added in the year-earlier third quarter – to reach 1.8 million in service, with continued high broadband and voice attach rates

▪
18.7 percent growth in wireline IP data revenues driven by AT&T U-verse expansion and growth in advanced business products; 16.6 percent growth in revenues from strategic business services such as Ethernet, Virtual Private Networks (VPNs), hosting and application services

▪
$9.7 billion cash from operating activities in the third quarter and $25.5 billion year to date; free cash flow of $5.5 billion in the quarter and $13.9 billion year to date, up from $7.9 billion in the first three quarters of 2008 (free cash flow is cash from operating activities minus capital expenditures)

Note: AT&T's third-quarter earnings conference call will be broadcast live via the Internet at 10 a.m. ET on Thursday, October 22, 2009, at www.att.com/investor.relations.

DALLAS, Oct. 22, 2009 — AT&T Inc. (NYSE:T) today reported third-quarter results highlighted by strong wireless gains, further expansion of AT&T U-verse services and continued double-digit growth in revenues from strategic business products. Progress in these areas and solid cost execution largely offset economic pressures and declines in voice, legacy data and print advertising products to drive strong cash flow along with revenues and earnings that were in line with the first two quarters of 2009.

Third-quarter revenues totaled $30.9 billion, net income attributable to AT&T was $3.2 billion, diluted earnings per share totaled $0.54 and cash from operating activities totaled $9.7 billion.

“We delivered a terrific wireless quarter, IP data growth was strong and execution across the business continues to be solid,” said Randall Stephenson, AT&T chairman and chief executive officer.

“As the economy works to regain its footing, we are keenly focused on cost improvement as well as continued leadership and investment in key areas that will drive future growth. We have moved forward aggressively to further expand in mobile broadband. AT&T U-verse has good traction and is redefining our wired consumer experience. Our advanced business products have proven to be resilient, and we continue to expand our capabilities in areas like network security and global Wi-Fi coverage.

“These and other initiatives benefit customers, drive innovation across the industry and strengthen our long-term growth prospects.”

Third-Quarter Financial Results

For the quarter ended Sept. 30, 2009, AT&T's consolidated revenues totaled $30.9 billion, compared with $31.3 billion in the year-earlier quarter, as growth in wireless and advanced wireline data services in large part offset declines in voice, legacy data and print advertising products. Versus the second quarter of this year, consolidated revenues were up 0.4 percent, marking the company’s second consecutive quarter with a sequential revenue increase. Consistent with results in the third quarter and year to date, AT&T expects consolidated revenues for the full year 2009 will be slightly below 2008 results.

Compared with results for the year-earlier quarter, AT&T's operating expenses for the third quarter of 2009 were $25.5 billion versus $25.7 billion; operating income was $5.4 billion versus $5.6 billion; and AT&T's operating income margin was 17.5 percent, compared with 17.9 percent.

Net income attributable to AT&T totaled $3.2 billion compared with $3.2 billion in both the year-earlier third quarter and the second quarter of this year. Earnings per diluted share totaled $0.54, compared with $0.55 in the third quarter of 2008 and $0.54 in the second quarter of 2009.

In addition to solid operational performance, third-quarter 2009 earnings per share reflect a $0.03 benefit from the resolution of tax issues, offset by $0.02 of severance charges. Year-over-year expense, margin and earnings comparisons reflect incremental noncash pension and retiree benefit expenses in the third quarter of 2009 of more than $300 million, or $0.04 per diluted share. AT&T expects a similar year-over-year impact from noncash pension and retiree benefit expenses in the fourth quarter of 2009.

For the third quarter, AT&T's cash from operating activities totaled $9.7 billion, capital expenditures totaled $4.2 billion, free cash flow (cash from operations minus capital expenditures) totaled $5.5 billion, and dividends paid totaled $2.4 billion.

Year to date through the third quarter, compared with results for the first three quarters of 2008, cash from operating activities totaled $25.5 billion, up from $22.8 billion; capital expenditures totaled $11.6 billion versus $14.8 billion; free cash flow totaled $13.9 billion, up from $7.9 billion; and dividends paid totaled $7.3 billion versus $7.2 billion. AT&T expects to generate continued positive free cash flow in the fourth quarter and expects free cash flow for the full year 2009 will be well above 2008 results.

Wireless Operational Highlights

AT&T delivered strong wireless growth in the third quarter as customers continue to respond positively to AT&T’s extensive network capabilities, attractive devices and broad access to applications. Highlights included:

▪
Best-Ever Third-Quarter Subscriber Gain. Total wireless subscribers increased by 2.0 million in the third quarter – up slightly from results in the year-earlier quarter and up 48.1 percent versus net adds in the second quarter of this year. This was AT&T’s best-ever third-quarter net add total and the third quarter out of the past five in which AT&T achieved total wireless net adds approaching or exceeding  the 2 million mark. Over the past 12 months, AT&T’s wireless subscriber total increased by 6.7 million to 81.6 million. Retail postpaid net adds totaled 1.4 million – the second highest third-quarter total in the company’s history, behind only the third quarter of 2008, which included a strong iPhone 3G launch – and were up 20.1 percent versus results in the second quarter of this year.

▪
Record-Low Subscriber Churn. Total wireless average monthly subscriber churn reached a record low of 1.43 percent, down from 1.69 percent in the year-earlier quarter. Postpaid churn improved from 1.22 percent in the year-earlier quarter to 1.17 percent, a third-quarter record for the company.

▪
Strongest Integrated Device Quarter To Date. Postpaid 3G integrated wireless devices added to AT&T’s network in the third quarter totaled 4.3 million, the largest quarterly increase in the company’s history. Over the past year, the number of postpaid integrated devices on AT&T’s network more than doubled, and at the end of the third quarter, 41.7 percent of AT&T’s 63.4 million postpaid subscribers had integrated devices. The average ARPU for integrated devices on AT&T’s network continues to be 1.8 times that of the company’s nonintegrated-device base.

▪
Record iPhone Activations. AT&T’s third-quarter integrated device growth included 3.2 million iPhone activations, also the company’s largest quarterly total to date, with nearly 40 percent of the activations for customers who were new to AT&T.

▪
Continued Robust Growth in Wireless Data Revenues. Wireless data revenues – from messaging, Internet access, access to applications and related services – increased $916 million, or 33.6 percent, from the year-earlier third quarter to $3.6 billion, more than double the company’s total in the third quarter two years earlier. Data represented 29.4 percent of AT&T’s third-quarter wireless service revenues, up from 24.2 percent in the year-earlier quarter and 18.4 percent in the third quarter of 2007. Wireless text messages on the AT&T network exceeded 120 billion, nearly double the total for the year-earlier quarter. Internet access and media bundle revenues also continued their strong growth.

▪
Seventh Consecutive Quarter of Postpaid ARPU Growth. Driven by strong data growth, postpaid subscriber ARPU increased 3.8 percent versus the year-earlier quarter to $61.23. This compares with 2.3 percent year-over-year growth in the second quarter of this year and marks the seventh consecutive quarter AT&T has posted a year-over-year increase in postpaid ARPU. On a sequential basis, postpaid ARPU was up 1.7 percent. Postpaid data ARPU reached $18.37, up 25.0 percent versus the year-earlier quarter and up 3.7 percent sequentially.

▪
Wireless Margin Strength. Wireless service revenues grew 10.0 percent to $12.4 billion in the third quarter, and AT&T delivered substantial year-over-year margin expansion and sequential margin stability. Margins reflect churn improvements, operational execution to improve operating efficiencies in network and support systems, and further growth in the company’s base of high-quality integrated device subscribers. These factors offset increased acquisition costs associated with the company’s record quarter for iPhone activations. In the third quarter, wireless operating expenses totaled $10.3 billion, up 0.5 percent versus the year-earlier quarter and up 2.0 percent sequentially. Wireless operating income was $3.4 billion, up 41.2 percent versus the third quarter of 2008 and up 6.6 percent sequentially. AT&T’s wireless operating income margin was 24.6 percent, versus 18.9 percent in the year-earlier quarter and 23.8 percent in the second quarter of this year. AT&T’s wireless OIBDA service margin was 38.5 percent, compared with 33.5 percent in the year-earlier quarter and 38.3 percent in the second quarter of 2009. AT&T’s longer-term outlook for its wireless OIBDA service margin continues to be in the mid-40 percent range. (OIBDA service margin is operating income before depreciation and amortization, divided by total service revenues.)

Wireline Operational Highlights

AT&T’s third-quarter wireline results were highlighted by solid cost management, further expansion in AT&T U-verse services and sustained mid-teens growth in revenues from strategic business services such as VPNs, Ethernet, hosting and application services. Highlights included:

▪
Continued Strong AT&T U-verse Gains. AT&T U-verse TV subscribers increased by 240,000 – versus a net gain of 232,000 in the year-earlier third quarter – to reach 1.8 million, up more than 1.0 million over the past year. AT&T U-verse TV’s broadband attach rate continues to run well above 90 percent, and its U-verse Voice attach rate continues to run above 60 percent. More than three-fourths of U-verse TV subscribers have a triple- or quad-play option from AT&T. At the end of the third quarter, AT&T’s U-verse deployment passed more than 20 million living units. Companywide penetration of eligible living units was above 12 percent, and across areas marketed to for 24 months or more, overall penetration now exceeds 20 percent. AT&T’s total video subscribers, which combine the company’s U-verse and bundled satellite customers, reached 4.0 million at the end of the third quarter, representing 14.9 percent of households served.

▪
Broadband Growth. AT&T U-verse broadband continued its strong growth in the third quarter with a net subscriber gain of 252,000 subscribers, and growth in stand-alone broadband continues to be strong. These factors more than offset declines in traditional DSL connections for a 90,000 net gain in wireline broadband connections. Total broadband connections, which include wireline subscribers and wireless customers with 3G LaptopConnect cards, increased by 138,000 in the quarter to reach 17.1 million.

▪
32.1 Percent Growth in Revenues from Consumer IP-Based Services. Increased AT&T U-verse TV penetration with a greater number of triple- and quad-play customers drove 32.1 percent year-over-year growth in consumer IP revenues in the third quarter, AT&T’s best growth in this category to date. Broadband, U-verse TV and U-verse Voice now represent 32.4 percent of AT&T’s consumer wireline revenues, up from 23.2 percent in the year-earlier third quarter and 18.7 percent in the third quarter of 2007.

▪
Further Growth in Revenues Per Household. Driven by AT&T U-verse, wireline revenues per household served increased 2.5 percent versus the year-earlier third quarter and were up 1.3 percent sequentially. This marked AT&T’s seventh consecutive quarter with year-over-year growth in wireline consumer revenues per household.

▪
Improved Consumer Revenue Connection Trends. Reflecting increased penetration of AT&T U-verse services, AT&T’s third-quarter sequential decline in consumer revenue connections (retail voice, high speed Internet and video) was 27.5 percent smaller than the decline in the year-earlier quarter. Combined wireline consumer TV and broadband connections increased by 320,000 in the quarter and 1.9 million over the past year. AT&T U-verse Voice connections increased by 165,000 in the quarter and 631,000 over the past year. AT&T had 45.7 million total consumer revenue connections at the end of the third quarter, compared with 46.3 million at the end of the second quarter of 2009 and 47.5 million at the end of the third quarter of 2008, reflecting declines in traditional voice access lines partially offset by increases in broadband, TV and VoIP connections.

▪
Continued Mid-Teens Percentage Growth in Revenues from Strategic Business Services. Revenues from new-generation capabilities that lead AT&T’s most advanced solutions – including Ethernet, VPNs, hosting, IP conferencing and application services – grew 16.6 percent versus the year-earlier third quarter and were up 5.2 percent sequentially. This compares with 15.2 percent year-over-year growth and a 3.8 percent sequential increase in the second quarter of this year.

▪
Solid Business IP Data Growth. Growth in IP data revenues continues to partially offset economic pressures in legacy business products. Business IP data revenues grew 6.8 percent versus the year-earlier third quarter and were up 3.1 percent sequentially. This compares with 5.8 percent year-over-year growth and a slight sequential decline in the second quarter of this year. AT&T’s IP data gains continue to be led by high-teens percentage growth in VPN revenues. More than 60 percent of AT&T’s frame customers have made the transition to IP-based solutions, which allow them to easily add managed services such as network security, hosting and IP conferencing on top of their infrastructures. In the third quarter of 2009, IP revenues represented 31.7 percent of AT&T’s total business data revenues, up from 29.3 percent in the year-earlier quarter and 26.1 percent in the third quarter of 2007.

▪
Sequential Stability in Wireline Margins. Solid execution on cost initiatives drove reductions in wireline operating expenses and helped achieve a wireline operating margin that was essentially stable sequentially. Wireline revenues declined 7.1 percent versus the year-earlier quarter and 1.3 percent sequentially to $16.3 billion. Wireline operating expenses declined 2.8 percent versus the year-earlier third quarter and 0.9 percent sequentially. Major cost-improvement initiatives include areas such as organizational and systems integration as well as order and billing center consolidation.

About AT&T

AT&T Inc. (NYSE:T) is a premier communications holding company. Its subsidiaries and affiliates, AT&T operating companies, are the providers of AT&T services in the United States and around the world. Among their offerings are the world's most advanced IP-based business communications services, the nation's fastest 3G network and the best wireless coverage worldwide, and the nation's leading high speed Internet access and voice services. In domestic markets, AT&T is known for the directory publishing and advertising sales leadership of its Yellow Pages and YELLOWPAGES.COM organizations, and the AT&T brand is licensed to innovators in such fields as communications equipment. As part of their three-screen integration strategy, AT&T operating companies are expanding their TV entertainment offerings. In 2009, AT&T again ranked No. 1 in the telecommunications industry on FORTUNE® magazine's list of the World's Most Admired Companies. Additional information about AT&T Inc. and the products and services provided by AT&T subsidiaries and affiliates is available at http://www.att.com.

© 2009 AT&T Intellectual Property. All rights reserved. AT&T, the AT&T logo and all other marks contained herein are trademarks of AT&T Intellectual Property and/or AT&T affiliated companies. All other marks contained herein are the property of their respective owners.

Note: This AT&T news release and other announcements are available as part of an RSS feed at www.att.com/rss. For more information, please review this announcement in the AT&T newsroom at http://www.att.com/newsroom.

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this news release contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T's filings with the Securities and Exchange Commission. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise. This news release may contain certain non-GAAP financial measures. Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company's Web site at www.att.com/investor.relations. Accompanying financial statements follow.

NOTE: OIBDA is defined as operating income (loss) before depreciation and amortization. OIBDA differs from Segment Operating Income (loss), as calculated in accordance with generally accepted accounting principles (GAAP), in that it excludes depreciation and amortization. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.

NOTE: Free cash flow is defined as cash from operations minus capital expenditures. We believe this metric provides useful information to our investors because management regularly reviews free cash flow as an important indicator of how much cash is generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views it as a measure of cash available to pay debt and return cash to shareowners.